                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 29, 1999
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                               CASCADE CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

      OREGON                         1-12557                      93-0136592
----------------------        ----------------------         ------------------
(State or other               (Commission File No.)              (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                            2201 N.E. 201st Ave.
                        Fairview, Oregon 97024-9711
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                              (503) 669-6300
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

Cascade Corporation:       Form 8-K

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

On April 29, 1999, Cascade Corporation ("Cascade") completed the sale of assets and assumption of certain liabilities of its Industrial Tire Division and the wheel and baseband manufacturing operations of its Kenhar Division in Guelph, Ontario to Maine Rubber Company. The parties consummated the sale in accordance with the terms of an Asset Purchase Agreement dated April 6, 1999, among Cascade, Cascade (Canada) Ltd., an Ontario corporation and wholly owned subsidiary of Cascade, Cascade (Ontario) Inc., an Ontario corporation and wholly owned subsidiary of Cascade, and ITL Industrial Tires, Inc., a Delaware corporation and wholly owned subsidiary of Cascade, as sellers, and Maine Rubber Company, an Indiana corporation, as purchaser. At the closing of the sale, Maine Rubber Company merged with and into Maine Industrial Tires Limited, an Indiana corporation.

The purchase price for the assets was $39,607,673 (US). Of this, Maine Rubber Company paid (i) $26,890,230 (US) in cash, and (ii) $8,794,586 (US) in the form of a junior subordinated note to be paid over four years, and assumed $3,922,857 in liabilities. The note bears interest at the rate of 8% per annum and is unsecured. The purchase price will be adjusted following the closing to reflect any difference between estimated working capital and actual working capital as of the closing date.

The consideration paid for the assets was determined pursuant to arms-length negotiations between the parties.

The above description of the transaction and agreements is qualified by reference to the complete text of such agreements, together with the exhibits and schedules attached thereto.

Item 7.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION. The unaudited pro forma financial information is filed as part of this Current Report to reflect the registrant's disposition of its Industrial Tire Division and the wheel and baseband manufacturing operations of its Kenhar Division.

     (c)  EXHIBITS.

     2.1 Asset Purchase Agreement dated April 6, 1999, among Cascade Corporation, Cascade (Canada) Ltd., Cascade (Ontario) Inc., ITL Industrial Tires, Inc., and Maine Rubber Company. The following schedules are omitted (unless otherwise indicated) and will be provided to the Commission upon request:

     SCHEDULE              DESCRIPTION
     --------              -----------
     Exhibit A             Assumed Liabilities of Industrial Tires Business
     Exhibit B             Assumed Liabilities of Baseband and Wheel Business
     Exhibit C             Form of Note
     Exhibit D             List of Computer Equipment
     Exhibit E             Territory
     Exhibit F             Transition Services

     Schedule 2.1          Certain Industrial Tires Assets
     Schedule 2.3          Certain Baseband and Wheel Business Assets
     Schedule 4.1          Corporation; Organization
     Schedule 4.2          Authority
     Schedule 5.1          Financial Statements
     Schedule 5.3          Inventory
     Schedule 5.4          Absence of Certain Changes or Events
     Schedule 5.5          Debt for Borrowed Money
     Schedule 5.8          Industrial Tires Real Estate; Industrial Tires
                            Leased Real Estate
     Schedule 5.9          Personal Property and Assumed Industrial Tires Leases
     Schedule 5.10         Assumed Industrial Tires Contracts
     Schedule 5.11         Status of Assumed Industrial Tires Leases and
                            Assumed Industrial Tires Contracts
     Schedule 5.12         Compliance with Laws
     Schedule 5.13         Environmental Laws and Regulations
     Schedule 5.14         No Violation, Litigation or Regulatory Action
     Schedule 5.15         Industrial Tires Proprietary Rights
     Schedule 5.16         Intercompany/Affiliate Transactions
     Schedule 5.17         Permits
     Schedule 5.18         Employment
     Schedule 5.19         Insurance
     Schedule 5.21         Customers
     Schedule 5.22         Year 2000 Compliant
     Schedule 5.23         Warranties
     Schedule 6.1          Financial Statements
     Schedule 6.3          Inventory
     Schedule 6.4          Absence of Certain Changes or Events
     Schedule 6.5          Debt for Borrowed Money
     Schedule 6.8          CCL Leased Real Estate
     Schedule 6.9          Personal Property and Assumed CCL Leases
     Schedule 6.10         Assumed CCL Contracts
     Schedule 6.11         Status of Assumed CCL Leases and Assumed CCL
                            Contracts
     Schedule 6.12         Compliance with Laws
     Schedule 6.13         Environmental Laws and Regulations
     Schedule 6.14         No Violation, Litigation or Regulatory Action
     Schedule 6.15         CCL Proprietary Rights
     Schedule 6.16         Intercompany/Affiliate Transactions
     Schedule 6.17         Permits
     Schedule 6.18         Employment
     Schedule 6.19         Insurance
     Schedule 6.21         Customers
     Schedule 6.22         Year 2000 Compliant
     Schedule 6.23         Warranties

      2.2 First Amendment to Asset Purchase Agreement dated April 29, 1999, among Cascade Corporation, Cascade (Canada) Ltd., Cascade (Ontario) Inc., ITL Industrial Tires, Inc., and Maine Rubber Company. The following schedules are omitted (unless otherwise indicated) and will be provided to the Commission upon request:


     SCHEDULE              DESCRIPTION
     --------              -----------

     Exhibit A             Amended Junior Subordinated Note (attached at 10.1
                            below)
     Exhibit B             Assumption of Employment Agreement
     Exhibit C             Outstanding Closing Conditions

     10.1 Junior Subordinated Note dated April 29, 1999 made by Maine Industrial
          Tires Limited in favor of ITL Industrial Tires, Inc.

     99.1 Press Release, dated April 4, 1999.

     99.2 Press Release, dated April 29, 1999.

CASCADE CORPORATION

COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1999
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

---------------------------------------------------------------------------------------------------------------------------------
                                                                              WHEELS AND                                CASCADE
                                            CASCADE                            BASEBAND                               CORPORATION
                                          CORPORATION             ITL          DIVISION           ADJUSTMENTS          PRO FORMA
                                    ---------------------------------------------------------------------------------------------
Net sales                              $ 407,930               $  38,661       $  6,467          $      -             $  362,802
                                    ---------------------------------------------------------------------------------------------
Operating expenses:
       Cost of goods sold                281,195                  28,756          5,244                 -                247,195
       Depreciation and
         amortization                     21,550                   1,921            166                 -                 19,463
       Selling and
         administrative expenses          68,500                   6,486            132                 -                 61,882
                                    ---------------------------------------------------------------------------------------------
Total operating expenses                 371,245                  37,163          5,542                 -                328,540
                                    ---------------------------------------------------------------------------------------------

Operating income                          36,685                   1,498            925                 -                 34,262

Interest expense                          10,940                      46              -            (1,396)  (d)            9,498
Interest income                             (755)                                                    (597)  (b)           (1,352)
Other (income) expenses, net              (4,755)                   (154)             3             2,767   (a)           (1,837)
                                    ---------------------------------------------------------------------------------------------

Income (loss) before income
  taxes                                   31,255                   1,606            922              (774)                27,953

Income taxes                               9,885                     311            292              (829)  (C)            8,453
                                    ---------------------------------------------------------------------------------------------

Net income (loss)                         21,370                   1,295            630              (774)                19,500
                                    ---------------------------------------------------------------------------------------------

Dividends paid on preferred
   shares of subsidiaries                    530                       -              -                 -                    530

Income applicable to
   common shareholders                 $  20,840               $   1,295       $    630          $     55             $   18,970
                                    ---------------------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------------------


Basic earnings per share               $    1.77                                                                      $     1.61
                                    --------------                                                                 --------------
                                    --------------                                                                 --------------
Diluted earnings per share             $    1.63                                                                      $     1.48
                                    --------------                                                                 --------------
                                    --------------                                                                 --------------

Weighted average shares
  outstanding:
       Basic                              11,748                                                                          11,748
                                    --------------                                                                 --------------
                                    --------------                                                                 --------------
       Diluted                            13,148                                                                          13,148
                                    --------------                                                                 --------------
                                    --------------                                                                 --------------

CASCADE CORPORATION

COMBINED PRO FORMA BALANCE SHEET (NOTE 1)
JANUARY 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)
                                                                                   WHEELS AND                             CASCADE
                                                 CASCADE                            BASEBAND                            CORPORATION
                                               CORPORATION            ITL           DIVISION       ADJUSTMENTS           PRO FORMA
                                              --------------------------------------------------------------------------------------
Current assets:
       Cash and cash equivanlents              $   11,460      $        -         $      -        $                     $    11.460
       Accounts receivable                         72,354           6,435              763                                   65,156
       Inventories                                 62,015           9,086              490                                   52,439
       Deferred income taxes                          254               -                                                       254
       Prepaid expenses                             7,640             142               11                                    7,487
                                              --------------------------------------------------------------------------------------
                 Total current assets             153,723          15,663            1,264                                  136,796

Property, plant and equipment                     100,075          10,848              464                                   88,763
Deferred income tax                                 3,370               -                              4,500  (5)             7,870
Goodwill                                           86,462          12,135                1                                   74,326
Other assets                                        4,227               -                              7,458  (2)            11,685
                                              --------------------------------------------------------------------------------------

                 Total assets                  $  347,857      $   38,646         $  1,729        $   11,958            $   319,440
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------


Current liabilities:
       Notes payable to bank                   $    9,817      $        -         $      -        $        -            $     9,817
       Current portion of long-term debt            6,510               -                                                     6,510
       Accounts payable                            26,789           7,473              455             4,626  (4)            23,487
       Accrued payroll and taxes                    6,954               -               31                                    6,923
       Other accrued expenses                       9,105               -                              5,500  (5)            14,605
                                              --------------------------------------------------------------------------------------
                 Total current liabilities         59,175           7,473              486            10,126                 61,343

Long-term debt                                    142,783               -                            (26,890) (1)           115,893
Accrued environmental expenditures                  7,228               -                                                     7,228
Other liabilities                                   3,228           2,459                                                       769
                                              --------------------------------------------------------------------------------------

                 Total liabilities                212,414           9,932              486           (16,764)               185,232
                                              --------------------------------------------------------------------------------------

Mandatorily redeemable convertible
  preferred stock                                  15,949                                                                    15,949
                                              --------------------------------------------------------------------------------------

Shareholder's equity:
       Preferred stock                                                  -                                                         -
       Common stock                                 5,858                                                                     5,858
       Additional paid-in-capital                                                                                                 -
       Retained earnings                          125,065          28,787            1,243            28,722  (3)           123,757
       Cumlative translation adjustment           (11,200)            (73)                                                  (11,127)
       Treasury stock                                (229)              -                                                      (229)
                                              --------------------------------------------------------------------------------------

                 Total shareholders' equity       119,494          28,714            1,243            28,722                118,259
                                              --------------------------------------------------------------------------------------

                 Total liabilities and
                   shareholders' equity        $  347,857      $   38,646         $  1,729        $   11,958            $   319,440
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

CASCADE CORPORATION

NOTES TO PRO FORMA FINANCIAL INFORMATION

The pro forma combined balance sheet and statement of operations present the audited balances of Cascade Corporation as of and for the year ended January 31, 1999 and the unaudited balances of the Industrial Tire and the wheel and baseband divisions. The pro forma combined balances are not necessarily indicative of balances which would have resulted had the sale actually occurred on the dates indicated. These pro forma statements should be read in conjunction with the historical financial statements and the accompanying notes of Cascade Corporation.

NOTE 1

The combined pro forma balance sheet has been prepared to reflect the sale of assets and assumptions of certain liabilities of Cascade Corporation's Industrial Tire Division (ITL) and the wheel and baseband manufacturing operations as if such sale occurred January 31, 1999. The aggregate sale price was approximately $37.7 million based upon working capital at January 31, 1999.

The following adjustments are reflected in the combined pro forma balance sheet as of January 31, 1999 (in thousands):

(1) The application of cash receipt of $26,890 from Maine Rubber Company applied against the Company's long term debt.

(2) Amount of the Note Receivable of $7,458 for the sale of the assets of Industrial Tire and the wheel and baseband divisions.

(3) Elimination of net assets in ITL and the wheel and baseband divisions of $28,787 and $1,243 respectively and the reduction in equity for the estimated loss.

(4)  Adjustment of $4,626 for accounts payable not assumed by Maine Rubber
     Company.

(5)  Income tax effect relating to foregoing adjustments.

NOTE 2

The following adjustments are reflected in the combined pro forma statement of operations for the year ended January 31, 1999 as if the sale occurred February 1, 1998 (in thousand):

(a) Reduction in income of $2,767 due to loss from the sale of assets of ITL and the wheel and baseband divisions of Cascade Corporation.

CASCADE CORPORATION

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(b) Additional interest income of $597 resulting from the Notes Receivable relative to the disposition of assets at 8% interest.

(c)  Reduction of federal income taxes relating to foregoing adjustments.

(d) Related interest expense reduction assuming that the cash received from Maine Rubber Company was applied to the Company's long term debt.

NOTE 3

The after tax loss will be adjusted based upon actual financial data at the sale date of April 29, 1999.